POWER OF ATTORNEY

     The undersigned Daniel L. Boone hereby designates, constitutes and appoints Jay B. Rising, President, and Russell P. Flynn, Treasurer, and each of them, the true and lawful attorney for the undersigned, with full power of substitution, to sign for and on behalf of the undersigned an annual report on Form 10-K with respect to the fiscal year ending December 31, 1994, all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatever requisite or necessary to be done in the premises as fully, and for all intents and purposes, as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                                             /s/ Daniel L. Boone
                                             -----------------------------

Dated: February 21, 1995

                              POWER OF ATTORNEY

     The undersigned David M. Diegel hereby designates, constitutes and appoints Jay B. Rising, President, and Russell P. Flynn, Treasurer, and each of them, the true and lawful attorney for the undersigned, with full power of substitution, to sign for and on behalf of the undersigned an annual report on Form 10-K with respect to the fiscal year ending December 31, 1994, all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatever requisite or necessary to be done in the premises as fully, and for all intents and purposes, as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                                             /s/ David M. Diegel
                                             -----------------------------

Dated: January 31, 1995

                              POWER OF ATTORNEY

     The undersigned Wayne S. Doran hereby designates, constitutes and appoints Jay B. Rising, President, and Russell P. Flynn, Treasurer, and each of them, the true and lawful attorney for the undersigned, with full power of substitution, to sign for and on behalf of the undersigned an annual report on Form 10-K with respect to the fiscal year ending December 31, 1994, all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatever requisite or necessary to be done in the premises as fully, and for all intents and purposes, as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                                             /s/ Wayne S. Doran
                                             -----------------------------

Dated: February 6, 1995

                              POWER OF ATTORNEY

     The undersigned Russell P. Flynn hereby designates, constitutes and appoints Jay B. Rising, President, and Russell P. Flynn, Treasurer, and each of them, the true and lawful attorney for the undersigned, with full power of substitution, to sign for and on behalf of the undersigned an annual report on Form 10-K with respect to the fiscal year ending December 31, 1994, all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatever requisite or necessary to be done in the premises as fully, and for all intents and purposes, as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                                             /s/ Russell P. Flynn
                                             -----------------------------

Dated: February 17, 1995

                              POWER OF ATTORNEY

     The undersigned David B. Hanson hereby designates, constitutes and appoints Jay B. Rising, President, and Russell P. Flynn, Treasurer, and each of them, the true and lawful attorney for the undersigned, with full power of substitution, to sign for and on behalf of the undersigned an annual report on Form 10-K with respect to the fiscal year ending December 31, 1994, all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatever requisite or necessary to be done in the premises as fully, and for all intents and purposes, as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                                             /s/ David B. Hanson
                                             -----------------------------

Dated: January 26, 1995

                              POWER OF ATTORNEY

     The undersigned Kenneth L. Hollowell hereby designates, constitutes and appoints Jay B. Rising, President, and Russell P. Flynn, Treasurer, and each of them, the true and lawful attorney for the undersigned, with full power of substitution, to sign for and on behalf of the undersigned an annual report on Form 10-K with respect to the fiscal year ending December 31, 1994, all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatever requisite or necessary to be done in the premises as fully, and for all intents and purposes, as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                                             /s/ Kenneth L. Hollowell
                                             -----------------------------

Dated: January 28, 1995

                              POWER OF ATTORNEY

     The undersigned Robert G. Jackson hereby designates, constitutes and appoints Jay B. Rising, President, and Russell P. Flynn, Treasurer, and each of them, the true and lawful attorney for the undersigned, with full power of substitution, to sign for and on behalf of the undersigned an annual report on Form 10-K with respect to the fiscal year ending December 31, 1994, all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatever requisite or necessary to be done in the premises as fully, and for all intents and purposes, as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                                             /s/ Robert G. Jackson
                                             -----------------------------

Dated: February     , 1995

                              POWER OF ATTORNEY

     The undersigned Richard P. Kughn hereby designates, constitutes and appoints Jay B. Rising, President, and Russell P. Flynn, Treasurer, and each of them, the true and lawful attorney for the undersigned, with full power of substitution, to sign for and on behalf of the undersigned an annual report on Form 10-K with respect to the fiscal year ending December 31, 1994, all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatever requisite or necessary to be done in the premises as fully, and for all intents and purposes, as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                                             /s/ Richard P. Kughn
                                             -----------------------------

Dated: January 30, 1995

                              POWER OF ATTORNEY

     The undersigned F. Thomas Lewand hereby designates, constitutes and appoints Jay B. Rising, President, and Russell P. Flynn, Treasurer, and each of them, the true and lawful attorney for the undersigned, with full power of substitution, to sign for and on behalf of the undersigned an annual report on Form 10-K with respect to the fiscal year ending December 31, 1994, all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatever requisite or necessary to be done in the premises as fully, and for all intents and purposes, as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                                             /s/ F. Thomas Lewand
                                             -----------------------------

Dated: January 25, 1995

                              POWER OF ATTORNEY

     The undersigned Ernest Lofton hereby designates, constitutes and appoints Jay B. Rising, President, and Russell P. Flynn, Treasurer, and each of them, the true and lawful attorney for the undersigned, with full power of substitution, to sign for and on behalf of the undersigned an annual report on Form 10-K with respect to the fiscal year ending December 31, 1994, all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatever requisite or necessary to be done in the premises as fully, and for all intents and purposes, as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                                             /s/ Ernest Lofton
                                             -----------------------------

Dated: March 20, 1995

                              POWER OF ATTORNEY

     The undersigned Daniel F. McNamara hereby designates, constitutes and appoints Jay B. Rising, President, and Russell P. Flynn, Treasurer, and each of them, the true and lawful attorney for the undersigned, with full power of substitution, to sign for and on behalf of the undersigned an annual report on Form 10-K with respect to the fiscal year ending December 31, 1994, all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatever requisite or necessary to be done in the premises as fully, and for all intents and purposes, as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                                             /s/ Daniel F. McNamara
                                             -----------------------------

Dated: January 26, 1995

                              POWER OF ATTORNEY

     The undersigned Robert H. Naftaly hereby designates, constitutes and appoints Jay B. Rising, President, and Russell P. Flynn, Treasurer, and each of them, the true and lawful attorney for the undersigned, with full power of substitution, to sign for and on behalf of the undersigned an annual report on Form 10-K with respect to the fiscal year ending December 31, 1994, all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatever requisite or necessary to be done in the premises as fully, and for all intents and purposes, as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                                             /s/ Robert H. Naftaly
                                             -----------------------------

Dated: January 25, 1995

                              POWER OF ATTORNEY

     The undersigned Timothy L. Nichols hereby designates, constitutes and appoints Jay B. Rising, President, and Russell P. Flynn, Treasurer, and each of them, the true and lawful attorney for the undersigned, with full power of substitution, to sign for and on behalf of the undersigned an annual report on Form 10-K with respect to the fiscal year ending December 31, 1994, all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatever requisite or necessary to be done in the premises as fully, and for all intents and purposes, as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                                             /s/ Timothy L. Nichols
                                             -----------------------------

Dated: January 25, 1995

                              POWER OF ATTORNEY

     The undersigned Oliver H. Smith hereby designates, constitutes and appoints Jay B. Rising, President, and Russell P. Flynn, Treasurer, and each of them, the true and lawful attorney for the undersigned, with full power of substitution, to sign for and on behalf of the undersigned an annual report on Form 10-K with respect to the fiscal year ending December 31, 1994, all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatever requisite or necessary to be done in the premises as fully, and for all intents and purposes, as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                                             /s/ Oliver H. Smith
                                             -----------------------------

Dated: February 15, 1995

                              POWER OF ATTORNEY

     The undersigned Frank D. Stella hereby designates, constitutes and appoints Jay B. Rising, President, and Russell P. Flynn, Treasurer, and each of them, the true and lawful attorney for the undersigned, with full power of substitution, to sign for and on behalf of the undersigned an annual report on Form 10-K with respect to the fiscal year ending December 31, 1994, all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatever requisite or necessary to be done in the premises as fully, and for all intents and purposes, as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                                             /s/ Frank D. Stella
                                             -----------------------------

Dated: January 25, 1995

                              POWER OF ATTORNEY

     The undersigned Marc Stepp hereby designates, constitutes and appoints Jay B. Rising, President, and Russell P. Flynn, Treasurer, and each of them, the true and lawful attorney for the undersigned, with full power of substitution, to sign for and on behalf of the undersigned an annual report on Form 10-K with respect to the fiscal year ending December 31, 1994, all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatever requisite or necessary to be done in the premises as fully, and for all intents and purposes, as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                                             /s/ Marc Stepp
                                             -----------------------------

Dated: January 28, 1995

                              POWER OF ATTORNEY

     The undersigned Samuel Thomas hereby designates, constitutes and appoints Jay B. Rising, President, and Russell P. Flynn, Treasurer, and each of them, the true and lawful attorney for the undersigned, with full power of substitution, to sign for and on behalf of the undersigned an annual report on Form 10-K with respect to the fiscal year ending December 31, 1994, all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatever requisite or necessary to be done in the premises as fully, and for all intents and purposes, as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                                             /s/ Samuel Thomas
                                             -----------------------------

Dated: February 1, 1995

                              POWER OF ATTORNEY

     The undersigned R. Douglas Trezise hereby designates, constitutes and appoints Jay B. Rising, President, and Russell P. Flynn, Treasurer, and each of them, the true and lawful attorney for the undersigned, with full power of substitution, to sign for and on behalf of the undersigned an annual report on Form 10-K with respect to the fiscal year ending December 31, 1994, all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatever requisite or necessary to be done in the premises as fully, and for all intents and purposes, as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                                             /s/ R. Douglas Trezise
                                             -----------------------------

Dated: January 27, 1995

                              POWER OF ATTORNEY

     The undersigned Ronald C. Yee hereby designates, constitutes and appoints Jay B. Rising, President, and Russell P. Flynn, Treasurer, and each of them, the true and lawful attorney for the undersigned, with full power of substitution, to sign for and on behalf of the undersigned an annual report on Form 10-K with respect to the fiscal year ending December 31, 1994, all amendments thereto, and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatever requisite or necessary to be done in the premises as fully, and for all intents and purposes, as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys and each of them.

                                             /s/ Ronald C. Yee
                                             -----------------------------

Dated: January 25, 1995